Exhibit 10.7

Sixth Amendment

to

Third Amended and Restated Credit Agreement

among

Legacy Reserves LP,

as Borrower,

The Guarantors,

Wells Fargo Bank, National Association,

as Administrative Agent,

and

The Lenders Signatory Hereto

Dated as of November 13, 2015

Sole Lead Arranger and Sole Book Runner

Wells Fargo Securities, LLC

Syndication Agent

Compass Bank

Co-Documentation Agents

UBS Securities LLC

and

U.S. Bank National Association

Sixth Amendment to

Third Amended and Restated Credit Agreement

This Sixth Amendment to Third Amended and Restated Credit Agreement (this “Sixth Amendment”) dated as of November 13, 2015, among Legacy Reserves LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of April 17, 2014, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 22, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of December 29, 2014, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of February 23, 2015 and that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of August 5, 2015, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Guarantors are parties to that certain Third Amended and Restated Guaranty Agreement dated as of April 1, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C. The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Sixth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definition is hereby amended and restated in their entirety to read as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, as the same may from time to time be amended, modified, supplemented or restated.

(b) The following definition is hereby added where alphabetically appropriate to read as follows:

“Sixth Amendment” means that certain Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of November 13, 2015, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2 Amendment to Section 8.14(a). Section 8.14(a) is hereby amended by deleting each reference to “80%” therein and replacing each such reference with “85%.”

Section 3. Conditions Precedent. This Sixth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Sixth Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Person.

3.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date (including fees and expenses invoiced by Paul Hastings LLP prior to the Sixth Amendment Effective Date).

3.3 The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent satisfactory title information on at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries evaluated in the most recently delivered Reserve Report.

3.4 The Administrative Agent shall have received duly executed and notarized deeds of trust/mortgages or supplements to existing deeds of trust/mortgages in form satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 85% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries evaluated in the most recently delivered Reserve Report.

3.5 No Default shall have occurred and be continuing as of the Sixth Amendment Effective Date.

3.6 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Sixth Amendment Effective Date each reference to the Credit Agreement and in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Sixth Amendment.

4.3 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

4.4 No Oral Agreement. This Sixth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5 GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC
its general partner

	By:	/s/ James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

By:	/s/ James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

DEW GATHERING LLC

By:	/s/ James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

PINNACLE GAS TREATING LLC

By:	/s/ James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

LEGACY RESERVES ENERGY SERVICES LLC

By:	/s/ James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

	By:	/s/ Stephanie Harrell
Stephanie Harrell
Vice President

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LENDERS:	COMPASS BANK

	By:	/s/ Gabriela Albino
Name: Gabriela Albino
Title: Vice President

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Nicholas T. Hanford
Name:	Nicholas T. Hanford
Title:	Vice President

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Bryan Heller
Name:	Bryan Heller
Title:	Director

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ROYAL BANK OF CANADA

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Authorized Signatory

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A.

By:	/s/ Lara Francis
Name:	Lara Francis
Title:	Vice President

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC.

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Ting Lee
Name:	Ting Lee
Title:	Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

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SOCIETE GENERALE

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK

By:	/s/ Chris L. Whigham
Name:	Chris L. Whigham
Title:	SVP—Manager of Energy Lending

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SANTANDER BANK, N.A.

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

TEXAS CAPITAL BANK, N.A.

By:	/s/ Frank K. Stowers
Name:	Frank K. Stowers
Title:	Senior Vice President

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FIFTH THIRD BANK

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

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SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT